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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 31, 1998



                            SEALED AIR CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)


            Delaware                      1-12139               65-0654331
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(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
          Incorporation)                                    Identification No.)


             Park 80 East
       Saddle Brook, New Jersey                                 07663-5291
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(Address of Principal Executive Offices)                        (Zip Code)


                                (201) 791-7600
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             (Registrant's telephone number, including area code)


                               W. R. Grace & Co.
             One Town Center Road, Boca Raton, Florida 33486-1010
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.


      On March 31, 1998, the Registrant, a Delaware corporation formerly known as W. R. Grace & Co., and Sealed Air Corporation (US), a Delaware corporation formerly known as Sealed Air Corporation ("Sealed Air"), completed a series of related transactions as a result of which:

           (1) the Registrant's specialty chemicals business was separated from its packaging business, the packaging business was contributed to one wholly owned subsidiary ("Cryovac"), and the specialty chemicals business was contributed to another wholly owned subsidiary ("New Grace"), pursuant to a Distribution Agreement dated as of March 30, 1998 among the Registrant, W. R. Grace & Co.-Conn. ("Grace-Conn.") and New Grace;

           (2) the Registrant and Cryovac borrowed approximately $1.259 billion under the New Credit Agreements (as defined below) and transferred substantially all of those funds to New Grace and Grace-Conn. (the "Cash Transfer"); a portion of the Cash Transfer was used by New Grace and Grace-Conn. to repay substantially all of Grace-Conn.'s outstanding debt, certain of which was guaranteed by the Registrant;

           (3) the Registrant distributed all of the outstanding shares of common stock of New Grace to the Registrant's stockholders;

           (4) the Registrant recapitalized its outstanding shares of common stock into a new common stock and Series A convertible preferred stock (the "Recapitalization"); and

           (5) a subsidiary of the Registrant merged into Sealed Air with Sealed Air being the surviving corporation (the "Merger"), pursuant to an Agreement and Plan of Merger dated as of August 14, 1997 among the Registrant, Sealed Air, and a subsidiary of the Registrant (the "Merger Agreement").

      The Merger and the related transactions described above were approved by the Registrant's stockholders at a special meeting held on March 20, 1998, and the Merger was approved by Sealed Air's stockholders at a special meeting held on March 23, 1998. As a result of these transactions, New Grace became a separate publicly owned corporation named W. R. Grace & Co., and the Registrant, which now operates the businesses of Sealed Air and Cryovac, was renamed Sealed Air Corporation. As used in this Form 8-K, "New Sealed Air" refers to the Registrant after giving effect to the Merger.

      In the Recapitalization, the outstanding shares of the Registrant's common stock were converted into 40,647,803 shares of new common stock and 36,000,000 shares of Series A convertible preferred stock. On a per share basis, each share of the Registrant's common stock outstanding on March 31, 1998 was converted into the right to receive 0.536 of a share of new common stock and 0.475 of a share of Series A convertible preferred stock. In addition, outstanding options to purchase common stock of the Registrant that were held by Cryovac's employees were converted into options to purchase approximately 489,307 shares of the Registrant's common stock.

      Pursuant to the Merger Agreement, each of the 42,624,246 shares of Sealed Air's common stock outstanding on March 31, 1998 was converted into the right to receive one share of the Registrant's new common stock.

      As a result of these transactions, the Registrant's former stockholders received, in the aggregate, approximately 63% of the capital stock of the Registrant, and the former Sealed Air stockholders received the remaining 37%.

      The Registrant has appointed First Chicago Trust Company of New York (the "Exchange Agent") to serve as Exchange Agent with respect to the shares issued in the Recapitalization and the Merger. The Exchange Agent has mailed to each stockholder of record of the Registrant's common stock outstanding on March
31, 1998 a letter of transmittal and instructions for surrendering their common stock certificates for shares of the Registrant's new common and Series A convertible preferred stock. No fractional shares of the Registrant's new common or Series A convertible preferred stock will be issued. Instead, the Exchange Agent will distribute to the Registrant's stockholders otherwise entitled to receive such fractional shares the pro-rata cash proceeds realized from a sale of those shares in the open market, net of sales expenses.

      The terms and conditions of the Merger Agreement, the Distribution Agreement and related agreements were determined through negotiations among the parties thereto as described under the heading "The Reorganization and Merger -- Background" in the Joint Proxy Statement/Prospectus dated February 13, 1998 (the "Joint Proxy Statement/Prospectus"), which was filed by the Registrant with the Securities and Exchange Commission (the "SEC") on the same date as part of the Registrant's Registration Statement on Form S-4 (Registration No. 333-46281).

      The separation of the Registrant's specialty chemicals and packaging businesses, the spinoff of New Grace, the Recapitalization and the Merger, as well as the principal terms of the Merger Agreement, the Distribution Agreement and related agreements, are described under the heading "The Distribution and Merger Agreements" in the Joint Proxy Statement/Prospectus, which description is incorporated herein by reference. The Merger Agreement, filed with the SEC as Exhibit 2.1 to the Registrant's Form 8-K on August 18, 1997, and the Distribution Agreement, attached as Exhibit 2.2 hereto, are incorporated herein by reference, and the description of their terms herein is qualified in its entirety by reference to the said agreements.

      Prior to the Merger, Sealed Air was an independent, publicly owned global manufacturer of a wide range of protective and specialty packaging materials and systems, and Cryovac was operated as a division of Grace-Conn. The Registrant intends to integrate the businesses of Sealed Air and Cryovac to achieve operating efficiencies. However, specific decisions regarding the steps to be taken to integrate the two businesses have not yet been made.

      In connection with the transactions described above, the Registrant entered into a five-Year Credit Agreement and a 364-Day Credit Agreement (together, the "New Credit Agreements"), each dated as of March 30, 1998, with a syndicate of banks (the "Banks") arranged by ABN AMRO Bank N.V., Bankers Trust Company, Bank of America National Trust and Savings Association and NationsBank, N.A. (the "Agent Banks"). The initial borrowings of $1.259 billion under the New Credit Agreements provided the funds needed for the Registrant and Cryovac to make the Cash Transfer and to pay certain fees and expenses related to the Merger and related transactions. All loans outstanding under the New Credit Agreements are guaranteed by the Registrant's material domestic subsidiaries, including Sealed Air and Cryovac.

      The principal terms of the New Credit Agreements are described under the heading "The New Credit Agreements" in the Joint Proxy Statement/Prospectus, which description is incorporated herein by reference. The New Credit Agreements are attached as exhibits hereto and are incorporated herein by reference. The description herein of their terms is qualified in its entirety by reference to the New Credit Agreements.

      The foregoing discussion is qualified in its entirety by reference to the Merger Agreement, the Distribution Agreement, the Employee Benefits Allocation Agreement, and the Tax Sharing Agreement that are filed as exhibits hereto and are incorporated herein by reference.

ITEM 5. OTHER EVENTS.

      Following the completion of the transactions described in Item 2 of this Form 8-K, the Board of Directors of the Registrant (the "New Sealed Air Board") took various actions, certain of which are described below.

      In accordance with the Merger Agreement, four outside directors of the Registrant immediately prior to the Merger (Hank Brown, Christopher Cheng, Virginia A. Kamsky and John E. Phipps) became directors of New Sealed Air and elected as additional directors the seven individuals who were serving as directors of Sealed Air immediately prior to the Merger (John K. Castle, Lawrence R. Codey, T. J. Dermot Dunphy, Charles F. Farrell, Jr., David Freeman, Alan H. Miller and Robert L. San Soucie). In addition, the New Sealed Air Board elected T. J. Dermot Dunphy, the Chairman and Chief Executive Officer of Sealed Air, as its Chairman.


      The Registrant's Board appointed the following persons to serve as the officers of the Registrant:

       Name                               Position
       ----                               --------

       T. J. Dermot Dunphy                Chief Executive Officer
       William V. Hickey                  President and Chief Operating Officer
       J. Gary Kaenzig, Jr.               Executive Vice President
       Bruce A. Cruikshank                Senior Vice President
       Robert A. Pesci                    Senior Vice President
       Jonathan B. Baker                  Vice President
       James A. Bixby                     Vice President
       Leonard R. Byrne                   Vice President
       Mary A. Coventry                   Vice President
       Jean-Luc Debry                     Vice President
       Paul B. Hogan                      Vice President
       James P. Mix                       Vice President
       Abraham N. Reichental              Vice President
       Horst Tebbe                        Vice President - Finance and
                                            Chief Financial Officer
       Alan S. Weinberg                   Vice President
       Jeffrey S. Warren                  Controller
       H. Katherine White                 Secretary
       Linda B. Massengill                Assistant Secretary
       Barbara A. Pieczonka               Assistant Secretary

      Each of these individuals except for Messrs. Kaenzig, Weinberg and Byrne was an officer of Sealed Air prior to the Merger. Prior to the Merger, Mr. Kaenzig was a Senior Vice President of the Registrant and President of the Registrant's packaging business, and Messrs. Weinberg and Byrne were executives of the Registrant's packaging business.

      In connection with the Merger, the Registrant's stockholders approved an Amended and Restated Certificate of Incorporation (the "New Sealed Air Charter"). The New Sealed Air Charter is substantially identical to the certificate of incorporation of Sealed Air, except as described under the heading "The New Sealed Air Charter" in the Joint Proxy Statement/Prospectus, which description is incorporated herein by reference, and except for three "Supermajority Provisions" contained in the Registrant's certificate of incorporation, which are also described therein. The Registrant sought the approval of its stockholders to repeal these Supermajority Provisions in connection with their approval of the Merger. However, the Registrant was unable to obtain the approval of stockholders owning at least 80% of the outstanding shares of its common stock, so the Supermajority Provisions remain in force. The Registrant intends to continue to seek stockholder approval of the repeal of the Supermajority Provisions.

       The New Sealed Air Board has also adopted Amended and Restated By-laws (the "New Sealed Air By-laws"). The New Sealed Air By-laws are substantially the same as the Sealed Air By-laws except as required to reflect the Supermajority Provisions and the Series A convertible preferred stock.

      A summary of the principal differences between the rights of stockholders of the Registrant and Sealed Air prior to the Merger and the rights of stockholders of New Sealed Air after the Merger is provided under the heading "Comparison of Stockholders Rights" in the Joint Proxy Statement/Prospectus, which summary is incorporated herein by reference. The New Sealed Air Charter and New Sealed Air By-laws are attached as Exhibits 3.1 and 3.2, respectively, hereto and incorporated herein by reference, and the description of their terms herein is qualified in its entirety by reference to these documents.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements of Sealed Air and Grace Packaging

             1. Sealed Air's Consolidated Financial Statements for the years ended December 31, 1997, 1996 and 1995 are attached as Exhibit
      99.1 hereto and incorporated herein by reference.

             2. Grace Packaging Special-Purpose Combined Financial Statements as of December 31, 1997 and 1996 and for each of the three years ended December 31, 1997 are attached as Exhibit 99.2 hereto and incorporated herein by reference.

             3. Management's Discussion and Analysis relating to the financial information contained in the Grace Packaging Special-Purpose Combined Financial Statements is attached as Exhibit 99.3 hereto and incorporated herein by reference.

      (b)  Pro Forma Financial Information

      Unaudited pro forma condensed consolidated financial information giving effect to the Merger and related transactions as of January 1, 1997 for income statement purposes and December 31, 1997 for balance sheet purposes is attached as Exhibit 99.4 hereto and incorporated herein by reference.

      (c)  Exhibits


      Exhibit No.             Description
      -----------             -----------

          2.1 Agreement and Plan of Merger dated as of August 14, 1997 among the Registrant, a wholly-owned subsidiary of the Registrant and Sealed Air (incorporated herein by reference to Exhibit 2.1 to the Registrant's Form 8-K filed on August 18,
                              1997).

          2.2 Distribution Agreement dated as of March 30, 1998 among the Registrant, Grace-Conn. and New Grace.

          3.1                 Amended and Restated Certificate of
                              Incorporation of New Sealed Air.

          3.2                 Amended and Restated By-laws of New Sealed Air.

          4.1 Specimen of New Sealed Air's Common Stock Certificate (incorporated herein by reference to Exhibit 3 to the Registrant's Form 8-A filed on March 18, 1998).

          4.2 Specimen of New Sealed Air's Series A Convertible Preferred Stock Certificate (incorporated herein by reference to Exhibit 4 to the Registrant's Form 8-A filed on March 18, 1998).

          10.1 Employee Benefits Allocation Agreement dated as of March 30, 1998 among the Registrant, Grace-Conn. and New Grace.

          10.2 Tax Sharing Agreement dated as of March 30, 1998 among the Registrant, Grace-Conn. and Sealed Air.

          10.3 Global Revolving Credit Agreement (5-year) dated as of March 30, 1998 among the Registrant, certain of its subsidiaries including Cryovac, ABN Amro Bank N.V., Bankers Trust Company, Bank of America National Trust and Savings Association, NationsBank, N.A. and other banks parties thereto.

          10.4 Global Revolving Credit Agreement (364-day) dated as of March 30, 1998 among the Registrant, certain of its subsidiaries including Cryovac, ABN Amro Bank N.V., Bankers Trust Company, Bank of America National Trust and Savings Association, NationsBank, N.A. and other banks parties thereto.

          99.1 Sealed Air's Consolidated Financial Statements for the years ended December 31, 1997, 1996 and 1995.

          99.2 Grace Packaging Special-Purpose Combined Financial Statements as of December 31, 1997 and 1996 and for each of the three years ended December 31, 1997.

          99.3 Management's Discussion and Analysis relating to the financial information contained in the Grace Packaging Special-Purpose Combined Financial Statements.

          99.4 Unaudited pro forma condensed consolidated financial information for the year ended December 31, 1997 giving effect to the Merger and related transactions.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: April 15, 1998
                                              SEALED AIR CORPORATION



                                              By: /s/ Jeffrey S. Warren
                                                  ----------------------------
                                              Name:  Jeffrey S. Warren
                                              Title: Controller


                                 EXHIBIT INDEX


   Exhibit No.                         Exhibit                                        Page
   -----------                         -------                                        ----
      2.1      Agreement and Plan of Merger dated as of August 14, 1997
               among the Registrant, a wholly-owned subsidiary of the
               Registrant and Sealed Air (incorporated herein by reference to
               Exhibit 2.1 to the Registrant's Form 8-K filed on August 18,
               1997).

      2.2      Distribution Agreement dated as of March 30, 1998, among the
               Registrant, Grace-Conn. and New Grace.

      3.1      Amended and Restated Certificate of Incorporation of New Sealed
               Air.

      3.2      Amended and Restated By-laws of New Sealed Air.

      4.1      Specimen of New Sealed Air's Common Stock Certificate
               (incorporated herein by reference to Exhibit 3 to the Registrant's Form 8-A filed on March 18, 1998).

      4.2      Specimen of New Sealed Air's Series A Convertible Preferred
               Stock Certificate (incorporated herein by reference to Exhibit
               4 to the Registrant's Form 8-A filed on March 18, 1998).

      10.1 Employee Benefits Allocation Agreement dated as of March 30, 1998 among the Registrant, Grace-Conn. and New Grace.

      10.2     Tax Sharing Agreement dated as of March 30, 1998 among the
               Registrant, Grace-Conn. and Sealed Air.

      10.3     Global Revolving Credit Agreement (5-year) dated as of March
               30, 1998 among the Registrant, certain of its subsidiaries including Cryovac, ABN Amro Bank N.V., Bankers Trust Company,
               Bank of America National Trust and Savings Association,
               NationsBank, N.A. and other banks parties thereto.

      10.4     Global Revolving Credit Agreement (364-day) dated as of March
               30, 1998 among the Registrant, certain of its subsidiaries including Cryovac, ABN Amro Bank N.V., Bankers Trust Company,
               Bank of America National Trust and Savings Association,
               NationsBank, N.A. and other banks parties thereto.

      99.1 Sealed Air's Consolidated Financial Statements for the years ended December 31, 1997, 1996 and 1995.

      99.2 Grace Packaging Special-Purpose Combined Financial Statements as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997.

      99.3 Management's Discussion and Analysis relating to the financial information contained in the Grace Packaging Special-Purpose
               Combined Financial Statements.

      99.4 Unaudited pro forma condensed consolidated financial information for the year ended December 31, 1997 giving effect to the Merger and related transactions.


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